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                                                                     EXHIBIT 4.1


NUMBER                                                      SHARES
P

                               PRIZE ENERGY CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                      CUSIP 74267L 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

          THIS CERTIFIES that






          is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                               PRIZE ENERGY CORP.

     a Delaware Corporation (the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued, and shall be held, subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereof, copies of which are on file with the Transfer Agent, to all of which each holder hereof by acceptance of this certificate assents.

          This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

        /s/ PHILIP B. SMITH             /s/ LON C. KILE    /s/ MONICA L. GRIFFIN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER       PRESIDENT           SECRETARY

[SEAL]

COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR
BY


                                                            AUTHORIZED SIGNATURE
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                               PRIZE ENERGY CORP.

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A DESCRIPTION OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM - as tenants in common                UNIF GIFT MIN ACT-________Custodian________
  TEN ENT - as tenants by the entireties                           (Cust)           (Minor)
  JT TEN  - as joint tenants with right                           under Uniform Gifts to Minors
            of survivorship and not as                            Act ________________
            tenants in common                                             (State)

             Additional abbreviations may also be used though not in the above list.

    For Value Received, _______________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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______________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
     ----------------------------------------

            NOTICE:                         X
     THE SIGNATURE(S) TO THIS                ---------------------------------------------------
     ASSIGNMENT MUST                                            (SIGNATURE)
     CORRESPOND WITH THE
     NAME(S) AS WRITTEN UPON
     THE FACE OF THE                        X
     CERTIFICATE WITHOUT                     ---------------------------------------------------
     ALTERATION OR ANY CHANGE                                   (SIGNATURE)
     WHATEVER.


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                                THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN INSTITUTIONS
                                AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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                                SIGNATURE(S) GUARANTEED BY:








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